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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

                  In connection with the Quarterly Report on Form 10-Q of Datascope Corp. (the "Company") for the Quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

    o the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

    o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


May 10, 2005


                              /s/ Lawrence Saper
                              -------------------
                              Lawrence Saper
                              Chairman of the Board and Chief Executive Officer




                              /s/ Murray Pitkowsky
                              --------------------
                              Murray Pitkowsky
                              Senior Vice President, Chief Financial
                              Officer and Treasurer